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                                                                    EXHIBIT 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the use of our reports dated March 14, 1997, relating to the financial statements of Anti-Gene Development Group, and to all references to our firm included in Amendment No. 3 to Registration Statement on Form SB-2 on Form S-4 (No. 333-20511) of AntiVirals Inc.


                                          ARTHUR ANDERSEN LLP


Portland, Oregon,
May 13, 1997